                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       California Water Service Group
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

California Water Service Group
Notice of 1998 Annual Meeting
and Proxy Statement
A Plain English Field Guide



                                    [LOGOS]

We are dedicated to being the leader in providing communities and customers with traditional and innovative utility services.

[LOGO]     CALIFORNIA WATER SERVICE GROUP
           CALIFORNIA WATER SERVICE COMPANY o CWS UTILITY SERVICES
           1720 NORTH FIRST STREET o SAN JOSE, CA  95112-4598 o (408) 367-8200

March 11, 1998

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders at 10:00 A.M. on Wednesday, April 15, 1998, at the executive offices of California Water Service Group (the "Group"), 1720 North First Street, San Jose, California. At the Annual Meeting, we will review our 1997 performance and answer your questions.

With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 1997 annual report.

As you may be aware, we have completed the formation of the holding company, California Water Service Group. The Group currently has two operating subsidiaries: California Water Service Company, which will continue to operate as a regulated utility, and CWS Utility Services, which will be responsible for non-regulated business activities.

Because this is the Group's first proxy statement, we've taken this opportunity to write it in jargon-free "plain English." We hope you find its simplified format helpful and we welcome your comments.

When you thumb through this proxy statement, you may want to keep a couple of things in mind. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the boards of the Group's two subsidiaries. Second, because the Group became effective at the end of 1997, the financial information included in the proxy statement refers to California Water Service Company, rather than to the Group.

I look forward to seeing you on April 15. However, regardless of whether you plan to attend, please return your completed proxy in the envelope provided as soon as possible. Your vote is important.

Sincerely,

/s/ ROBERT W. FOY
---------------------
Robert W. Foy
Chairman of the Board

                         CALIFORNIA WATER SERVICE GROUP
                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1998


The Annual Meeting of Shareholders of California Water Service Group (the "Group"), a California corporation, will be held, as provided in its bylaws, at 10:00 A.M. on Wednesday, April 15, 1998, at the Group's executive offices at 1720 North First Street, San Jose, California, for the following purposes:

1. To elect a nine-person Board of Directors to serve until the 1999 Annual Meeting;

2. To consider and act upon ratification of KPMG Peat Marwick, LLP, as independent auditors; and

3.      To transact any other business properly coming before the Annual
        Meeting.

In accordance with the bylaws of the Group, only shareholders of record at the close of business on Tuesday, February 17, 1998, or those with a valid proxy from a brokerage firm or another similar organization, which held the shares on that date, will be able to vote at this meeting.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.


                                    BY THE ORDER OF THE BOARD OF DIRECTORS



                                    Paul G. Ekstrom
                                    Corporate Secretary

San Jose, California
March 11, 1998

                                TABLE OF CONTENTS

Questions and Answers                                                     2

Proposals to be Voted Upon                                                5

Brief Biographies of Nominees for Directors                               6

Board Committees                                                          8

Compensation of Non-Employee Directors                                    9

Beneficial Ownership of Director-Nominees                                10

Performance Graph                                                        11

Compensation of Executive Officers                                       12

Report of the Compensation Committee                                     14

Largest Principal Shareholders and Security Ownership of Management      16

Other Information                                                        17


FOR DIRECTIONS TO THE ANNUAL MEETING, PLEASE REFER TO THE MAP ON PAGE 18.


                         CALIFORNIA WATER SERVICE GROUP.

                              QUESTIONS AND ANSWERS

WHAT HAPPENED TO CALIFORNIA WATER SERVICE COMPANY?

On December 31, 1997, the California Water Service Group (the "Group") became the holding company for California Water Service Company (the "Company") and CWS Utility Services. At the same time, shareholders of the Company became shareholders of the Group. The business of the Company was not affected by this reorganization. The Company and CWS Utility Services are now operating subsidiaries of the Group.

WHAT AM I VOTING ON?

        o       Election of nine directors to serve until the 1999 Annual
                Meeting; and

        o Ratification of KPMG Peat Marwick, LLP, as the Group's independent auditors.

Those elected to serve as the Group's directors also will serve as the directors of the Group's two subsidiaries.

WHO MAY ATTEND THE ANNUAL MEETING?
All Group shareholders may attend.

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on February 17, 1998 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held the shares on the Record Date.

HOW MANY VOTES DO I GET?

Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 16 votes. As described below, if there is cumulative voting for the election of directors, you will be entitled to cast a proportionately greater number of votes.

HOW ARE THE DIRECTORS ELECTED?

The nine nominees receiving the highest number of votes are elected to the Board.

WHO ARE THE BOARD NOMINEES?

The nominees are Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, C. H. Stump, George A. Vera and J. W. Weinhardt. All the nominees are current Board members, except for Mr. Vera. See pages 6 and 7 for biographical information, including the nominees' current directorships in other publicly held companies.

HOW CAN VOTES BE CUMULATED?

Shareholders or persons holding a valid proxy may cumulate their votes for the election of


                         CALIFORNIA WATER SERVICE GROUP
directors in certain circumstances. When cumulative voting applies, shareholders may give one candidate nine votes for each Common Share owned (that is, one vote for each director to be elected) or they may distribute their votes on the same principle among as many candidates as they desire. Because each Group Preferred Share is entitled to 16 votes, Group Preferred shareholders may cumulate 144 votes (16 x 9) for each share owned.

Cumulative voting applies when at least one shareholder gives notice of his or her intention to cumulate votes prior to the voting at the Annual Meeting. If any shareholder gives notice, all shareholders may cumulate their votes for the candidates. However, shareholders or persons holding valid proxies may not cumulate votes unless their candidates are nominated prior to the voting. The Board is soliciting discretionary authority to cumulate votes if cumulative voting rights are invoked.


HOW DO I VOTE?

The simplest way to vote is to sign and date each proxy card you receive and return it in the postage-prepaid envelope. The shares represented by a signed and dated proxy will be voted in accordance with the directions given by the shareholder on the proxy. If you return a signed and dated proxy without marking any selections, your proxy card will be voted in favor of the two proposals. You may revoke your proxy any time before the meeting by 1) notifying the Group's corporate secretary or 2) returning a later-dated proxy. Of course, you also may revoke your proxy by attending the Annual Meeting and voting in person.


WHAT HAPPENS IF I ABSTAIN?

If you (or the person holding your proxy) attend the Annual Meeting and abstain from voting on any proposal, this abstention will have the same effect as a vote against the proposal.


WHAT HAPPENS IF MY SHARES ARE HELD UNDER THE NAME OF A BROKERAGE FIRM?

If you hold your shares in "street name" at a brokerage firm and do not instruct it on how to vote, the brokerage firm may not vote for you in certain circumstances. This is known as a "broker non-vote." Broker non-votes will be counted for quorum purposes. However, broker non-votes will have no effect on the election of directors or any other proposal.


WHO WILL COUNT THE VOTE?

Representatives of Boston EquiServe, the Group's transfer agent, will serve as the inspector of the election and count the votes.


WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

It may indicate that your shares are registered under more than one name. Please sign and return all proxy cards to ensure that all your votes are counted.



                         CALIFORNIA WATER SERVICE GROUP

WHAT CONSTITUTES A QUORUM?

At the Record Date, there were approximately 11,000 shareholders of record. There were 12,619,140 shares of Group Common Stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of Group Preferred Stock outstanding and entitled to vote at the Annual Meeting.

A majority of the outstanding shares - present at the Annual Meeting or represented by persons holding valid shareholder proxies - constitutes a quorum for the Annual Meeting. If you submit a valid proxy card, you will be considered part of the quorum.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

Together, they own less than one percent of our Common and Preferred Stock as of the Record Date. However, Director Weinhardt is chairman of the board and chief executive officer of SJW Corp., which owns 8.7 percent of Group Common Stock. See pages 10 and 16 for more details.

WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

On January 1, 1998, the largest principal shareholders were:

        o SJW Corp. (1,099,952 shares of Common Stock, representing 8.7 percent of our Common Stock);

        o Employees Savings Plan of California Water Service Company, a company-sponsored 401(k) plan (646,286 shares of Common Stock, representing 5.1 percent of our Common Stock); and

        o First Colony Life Insurance (36,610 shares of Series C Preferred Stock, representing 26.3 percent of our Preferred Stock). See page 16 for more details.

WHEN ARE SHAREHOLDER PROPOSALS DUE?

To be eligible for inclusion in next year's proxy statement, shareholder proposals must be submitted in writing by November 11, 1998, to Paul Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4598.

HOW CAN A SHAREHOLDER PROPOSE A NOMINEE FOR THE BOARD?

A shareholder may recommend any person as a nominee for director by writing to the Board of Directors, 1720 North First Street, San Jose, CA 95112-4598. Recommendations for directors serving in 1999 must be received by November 11, 1998, and must be accompanied by a notarized statement from the nominee indicating his or her willingness to serve if elected and disclosing principal occupations or employment during the past five years. Shareholders also may nominate any person for director at the Annual Meeting.



                         CALIFORNIA WATER SERVICE GROUP

                           PROPOSALS TO BE VOTED UPON

1. ELECTION OF DIRECTORS                                  (ITEM 1 ON PROXY CARD)


The nine directors of the Group are elected annually. All 1998 nominees, except for Mr. Vera, are current directors of the Group. The Board recommends a vote FOR these nominees. The term of office for directors elected at the 1998 Annual Meeting will expire upon the election of the new directors at the 1999 Annual Meeting. (See page 6 for biographical information on the Board nominees and page 10 for the number of shares of Group Common Stock and Preferred Stock beneficially owned by the nominees.)

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                                          (ITEM 2 ON PROXY CARD)


Shareholders will vote on the ratification of KPMG Peat Marwick, LLP (KPMG), certified public accountants, to audit the Group's books, records and accounts for the year ending December 31, 1998. KPMG has acted as independent auditors for California Water Service Company since 1939. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG will be present at the meeting to answer questions. If the shareholders do not ratify this appointment, the Board will reconsider the selection of the auditors.



                         CALIFORNIA WATER SERVICE GROUP

                            NOMINEES FOR DIRECTORS(1)



Robert W. Foy                    [PHOTOGRAPH]

Edward D. Harris, Jr., M.D.      [PHOTOGRAPH]

Robert K. Jaedicke               [PHOTOGRAPH]

Richard P. Magnuson              [PHOTOGRAPH]

Linda R. Meier                   [PHOTOGRAPH]


ROBERT W. FOY(2)                                             DIRECTOR SINCE 1977

Mr. Foy, age 61, is chairman of the board of California Water Service Group and its two subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing company serving Stockton, Modesto, Sacramento and San Jose. He has served as chairman of California Water Service Company since January 1, 1996.

EDWARD D. HARRIS, JR., M.D.(2),(3)                           DIRECTOR SINCE 1993

Dr. Harris, age 60, is the George DeForest Barnett professor of medicine at Stanford University Medical Center, where he is the director of the Center for Musculoskeletal Diseases and the medical director of the International Medicine Service. He is a director of the Genentech Research and Educational Foundation.

ROBERT K. JAEDICKE(3),(4)                                    DIRECTOR SINCE 1974

Professor Jaedicke, age 69, is professor emeritus of accounting and former dean at the Stanford University Graduate School of Business. Professor Jaedicke also is a director of Boise Cascade Corporation, Enron Corp., GenCorp, Inc., Wells Fargo Bank and State Farm Insurance Companies.

RICHARD P. MAGNUSON(4)                                       DIRECTOR SINCE 1996

Mr. Magnuson, age 42, is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of OrCAD, Inc., Rogue Wave Software, Inc. and several other privately held companies.

LINDA R. MEIER(3),(4)                                        DIRECTOR SINCE 1994

Ms. Meier, age 57, is a director of Comerica Bank - California, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center. She also is a member of the Board of Trustees of the California Academy of Sciences and the former chair of the Stanford University Hospital Board of Directors (1992-1997).



                         CALIFORNIA WATER SERVICE GROUP

                           NOMINEES FOR DIRECTORS(1)


Peter C. Nelson         [PHOTOGRAPH]

C. H. Stump             [PHOTOGRAPH]

George A. Vera          [PHOTOGRAPH]

J. W. Weinhardt         [PHOTOGRAPH]



PETER C. NELSON(2)                                           DIRECTOR SINCE 1996

Mr. Nelson, age 50, is president and chief executive officer of California Water Service Group and its two subsidiaries. Before joining California Water Service Company in 1996, he was vice president, division operations (1994-1995), and region vice president (1989-1994) of Pacific Gas & Electric Company.

C. H. STUMP(2),(4)                                           DIRECTOR SINCE 1976

Mr. Stump, age 72, was California Water Service Company's chairman of the board (1991-1996), president (1981-1991) and chief executive officer (1986-1992).

GEORGE A. VERA                                              NEW NOMINEE FOR 1998

Mr. Vera, age 54, is director of finance and administration of the David and Lucile Packard Foundation. Until 1997, he was an audit partner with Arthur Andersen LLP.

J. W. WEINHARDT(2),(3)                                       DIRECTOR SINCE 1994

Mr. Weinhardt, age 66, is chairman of the board and chief executive officer of SJW Corp. and chairman of the board of its subsidiary San Jose Water Company, an investor-owned water utility. He also is a director of SJW Land Company.


(1) No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected to the Board of California Water Service Company or California Water Service Group, as appropriate.

(2)     Member of Executive Committee

(3)     Member of Audit Committee

(4)     Member of Compensation Committee



                         CALIFORNIA WATER SERVICE GROUP

                                BOARD COMMITTEES

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also recommends the selection of independent auditors to the Board. All members are non-employee directors.

COMPENSATION: Reviews California Water Service Company and the Group's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed.


During 1997, there were 12 regular meetings of the Board, one meeting of the Compensation Committee, two meetings of the Audit Committee and no meetings of the Executive Committee. Each of the director-nominees who served on the Board of California Water Service Company in 1997 attended at least 83 percent of all Board meetings. Collectively, they attended an average of 87 percent of all of the Board and applicable committee meetings.



                         CALIFORNIA WATER SERVICE GROUP

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS


COMPENSATION. In 1997, Directors Harris, Jaedicke, Magnuson, Meier, Stump and Weinhardt received an annual retainer of $15,000. Edwin E. van Bronkhorst, who retired as a director on December 18, 1997, also was paid an annual retainer of $15,000. Director Stump is paid an annual consulting fee of $30,000 in addition to his annual retainer. Effective January 1, 1998, directors are paid $850 for each Board or committee meeting attended (which is an increase from the previous amount of $750). The committee chairs are paid $1,700 for each committee meeting attended.

DEFERRED COMPENSATION PLAN. Effective January 1, 1998, the Group established a Directors Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors. This plan succeeded the California Water Service Company Directors Deferred Compensation Plan, which originally became effective on January 1, 1988. As under the predecessor plan, participants may defer up to 100 percent of their annual retainer fees, with a minimum annual contribution of $5,000. Amounts deferred are fully vested, recorded by Group as general liabilities and adjusted as if invested in an investment selected by the participant. Distribution is made at the earlier of (1) the time selected by the participant (subject to a minimum length of deferral), or (2) when the participant ceases to be a director (unless the participant becomes an employee of Group, in which case, distribution will be made upon termination of employment). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to a designated beneficiary or beneficiaries. The Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

RETIREMENT PLAN. Effective January 1, 1998, the Group established a Directors Retirement Plan to succeed the retirement plan of the Company. The Group's plan operates in the same manner as the prior Company plan. Any director who retires after serving on the Board for a total of five or more years (including service on the Company Board prior to January 1, 1998) will receive a benefit equal to the annual retainer paid to the Group's non-employee directors at the time of the director's retirement. This benefit will be paid annually for the number of years the director served on the Board, up to a maximum of 10 years.



                         CALIFORNIA WATER SERVICE GROUP

                   BENEFICIAL OWNERSHIP OF DIRECTOR - NOMINEES

           COMMON AND PREFERRED STOCK OWNERSHIP AS OF JANUARY 1, 1998




=======================================================================================
              NAME                        SHARES OWNED              PERCENT OF CLASS(1)
---------------------------------------------------------------------------------------
Robert W. Foy
Director and Executive Officer                 4,538                 Less than 1%
---------------------------------------------------------------------------------------
Edward D. Harris, Jr., M.D.
Director                                        936                  Less than 1%
---------------------------------------------------------------------------------------
Robert K. Jaedicke
Director                                      2,023                  Less than 1%
---------------------------------------------------------------------------------------
Richard P. Magnuson
Director                                      2,000                  Less than 1%
---------------------------------------------------------------------------------------
Linda R. Meier
Director                                      3,000                  Less than 1%
---------------------------------------------------------------------------------------
Peter C. Nelson
Director and Executive Officer                 2,416                 Less than 1%
---------------------------------------------------------------------------------------
C. H. Stump                                   14,134
Director                                         400(2)              Both less than 1%
---------------------------------------------------------------------------------------
George A. Vera
Nominee                                            0                 Not applicable
---------------------------------------------------------------------------------------
J. W. Weinhardt
Director                                           0(3)              Not applicable
---------------------------------------------------------------------------------------
Directors and executive officers
  as a group                                  53,244(4)
                                                 400(2)              Both less than 1%
=======================================================================================


(1) Except for Mr. Stump (see note 2), no nominee or officer owns any shares of Group Preferred Stock. Directors Foy, Harris, Jaedicke, Magnuson, Meier, Nelson and Stump have sole voting and investment power with respect to their shares (or share such powers with their spouses).


(2)     Series C Preferred Stock.


(3) Does not include 1,099,952 shares (representing 8.7 percent of the Common Stock) beneficially owned by SJW Corp., of which Mr. Weinhardt is chairman of the board and chief executive officer. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.

(4) Common Stock includes 21,269 shares held in the Employees Savings Plan for the benefit of executive officers who are not directors and 2,928 other shares owned beneficially by executive officers.



                         CALIFORNIA WATER SERVICE GROUP

                                PERFORMANCE GRAPH


The graph below shows a five-year comparison of cumulative total returns from an initial $100 investment in California Water Service Company, the S&P 500 Index and the Edward Jones Water Utility Average.





                                    [GRAPH]


                             PERFORMANCE GRAPH DATA

                                         1992   1993    1994    1995    1996      1997
--------------------------------------------------------------------------------------
California Water Service Company         $100   $128    $108    $118    $160      $236
Edward Jones Water Utility Average        100    114     106     134     163       200
S&P 500 Index                             100    110     112     153     188       251

Past stock performance is not necessarily indicative of future performance.



                         CALIFORNIA WATER SERVICE GROUP

                       COMPENSATION OF EXECUTIVE OFFICERS

                        California Water Service Company

COMPENSATION. The following table discloses the compensation of the president and chief executive officer and the four other most highly paid executive officers of California Water Service Company for the three years ending December 31, 1997.




=============================================================================================
   NAME AND PRINCIPAL POSITION              YEAR       SALARY(1)       ALL OTHER COMPENSATION
---------------------------------------------------------------------------------------------
Peter C. Nelson                             1997      $316,214                 $14,086(2)
President and Chief Executive Officer       1996       252,787                  12,486
---------------------------------------------------------------------------------------------
Robert W. Foy                               1997       175,673                  38,336(3)
Chairman of the Board                       1996       151,154                  13,136
---------------------------------------------------------------------------------------------
Gerald F. Feeney                            1997       160,616                   5,086(4)
Vice President,                             1996       149,759                   5,086
Chief Financial Officer and Treasurer       1995       139,612                   4,631
---------------------------------------------------------------------------------------------
Francis S. Ferraro                          1997       150,579                   5,086(4)
Vice President,                             1996       142,621                   5,086
Regulatory Matters                          1995       135,650                   4,836
---------------------------------------------------------------------------------------------
Raymond H. Taylor                           1997       147,566                   5,086(4)
Vice President,                             1996       144,113                   5,086
Operations                                  1995       131,052                   4,346
=============================================================================================


(1) The amounts listed in the column, "Salary," include annual earnings reported on the employee's W2 form, including amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a Company automobile, except for Mr.
         Nelson, who does not have a Company automobile.

(2) Figure includes director fees of $9,000, Employees Savings Plan contributions on behalf of Mr. Nelson of $4,750 and annual life insurance premiums of $336. Effective February 1, 1996, Mr. Nelson was elected president and chief executive officer. For meetings in 1998, Director Nelson will be paid $850 for each Board meeting attended, but will not be paid for attending committee meetings.

(3) Figure includes an annual consulting fee of $25,000, director fees of $8,250, Employees Savings Plan contributions on behalf of Mr. Foy of $4,750 and annual life insurance premiums of $336. Effective January 1, 1996, Mr. Foy was elected chairman of the board. For meetings in 1998, Chairman Foy will be paid $850 for each Board meeting attended, but will not be paid for attending committee meetings.

(4) Figure includes Employees Savings Plan contributions of $4,750 and life insurance premiums of $336.



                         CALIFORNIA WATER SERVICE GROUP

PENSION PLANS. The table(+) that follows shows the estimated annual benefits payable upon retirement to named executive officers under the Company's Pension and Supplemental Executive Retirement plans.


==========================================================================================
THREE HIGHEST CONSECUTIVE YEARS
AVERAGE COMPENSATION*                15 YEARS       20 YEARS       25 YEARS       30 YEARS
------------------------------------------------------------------------------------------
          $125,000                    37,500        $50,000         $56,250        $62,500
------------------------------------------------------------------------------------------
           150,000                    45,000         60,000          67,500         75,000
------------------------------------------------------------------------------------------
           175,000                    52,000         70,000          78,750         87,500
------------------------------------------------------------------------------------------
           200,000                    60,000         80,000          90,000        100,000
------------------------------------------------------------------------------------------
           225,000                    67,500         90,000         101,250        112,500
------------------------------------------------------------------------------------------
           250,000                    75,000        100,000         112,500        125,000
------------------------------------------------------------------------------------------
           275,000                    82,500        110,000         123,750        137,500
------------------------------------------------------------------------------------------
           300,000                    90,000        120,000         135,000        150,000
------------------------------------------------------------------------------------------
           325,000                    97,500        130,000         146,250        162,500
==========================================================================================


+ The pension table above sets forth estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefit under the above plans. The benefits listed are not subject to any deduction for social security or other offset amounts.

* Compensation includes salary plus all other compensation. The number of years of credited service on December 31, 1997, for officers named in the Compensation table is as follows: Mr. Nelson, 2, Mr. Foy, 2, Mr. Feeney, 21, Mr. Ferraro, 8, and Mr. Taylor, 15.



                         CALIFORNIA WATER SERVICE GROUP

                      REPORT OF THE COMPENSATION COMMITTEE
                       OF CALIFORNIA WATER SERVICE COMPANY

WHAT IS THIS REPORT?

The Securities and Exchange Commission requires that public companies disclose all procedures and mechanisms that are used to establish officer compensation. This report explains the criteria that the Company used to determine the compensation of its officers in 1997.


WHAT ARE THE COMPENSATION COMMITTEE'S RESPONSIBILITIES?

The Committee is responsible for establishing and implementing policies and programs to compensate Company executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 1997, the Board adopted the Committee's recommendations without modification.


HOW DOES THE FORMATION OF THE GROUP AFFECT THE COMPENSATION COMMITTEE?

Beginning in 1998, the Compensation Committee will report to the Group rather than to the Company. However, the purpose and philosophy of the Committee will remain the same.


WHAT IS OUR COMPENSATION PHILOSOPHY?

The primary objectives of our executive compensation program are:

        1) To attract, retain and motivate talented and experienced executives,

        2) To reward excellent job performance and contributions to future success, and

        3)      To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits shareholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission (CPUC) reviews the compensation decisions of the Company's officers for reasonableness. Furthermore, as a regulated utility, the Company's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by factors other than the Company's most recent financial performance.


WHO SERVES ON THE COMPENSATION COMMITTEE?

The Compensation Committee consists of directors who are not current employees of the Company. In 1997, the Committee was composed of Ms. Meier, Mr. Jaedicke, Mr. Magnuson and Mr. Stump.



                         CALIFORNIA WATER SERVICE GROUP

HOW IS EXECUTIVE COMPENSATION DETERMINED?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Company's current and future success. The Committee also considers the officer's experience, tenure, value to the Company, prior salary adjustments and the inflation rate.

In order to set salaries for the Company's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Company's comparatively low number of officers and its limited methods of compensation.

MR. NELSON'S COMPENSATION. In November 1996, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee determined Mr. Nelson's 1997 compensation using the same factors that it used to set the compensation of the other Company executives.


WILL EXECUTIVE OFFICERS OF CALIFORNIA WATER SERVICE COMPANY RECEIVE ADDITIONAL COMPENSATION FOR SERVING AS EXECUTIVE OFFICERS OF THE GROUP AND CWS UTILITY SERVICES?

No. Company officers will not receive additional compensation for serving as officers of the Group and CWS Utility Services.


HOW HAVE WE RESPONDED TO IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION?

The Committee has reviewed the Company's compensation structure in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Company may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 1997, no executive officer's compensation exceeded the limitation set by Section 162(m).


                                            COMPENSATION COMMITTEE
                                            Linda R. Meier, Committee Chair
                                            Robert K. Jaedicke
                                            Richard P. Magnuson
                                            C. H. Stump


                         CALIFORNIA WATER SERVICE GROUP

                         LARGEST PRINCIPAL SHAREHOLDERS

The following table shows the beneficial owners of more than five percent of any class of the Group's voting securities on January 1, 1998:


==================================================================================================
     CLASS              BENEFICIAL OWNER                      NUMBER OF SHARES    PERCENT OF CLASS
--------------------------------------------------------------------------------------------------
                   SJW Corp.(1)
   Common          374 W. Santa Clara Street                       1,099,952            8.7%
                   San Jose, CA 95196
--------------------------------------------------------------------------------------------------
                   California Water Service Company
                   Employees Savings Plan (a 401(k) plan)
   Common          1720 N. Firtst Street                             646,286            5.1%
                   San Jose, CA 95196
--------------------------------------------------------------------------------------------------
                   First Colony Life Insurance Company(2)
Series C Prefered  700 Main Street                                    36,610           26.3%
                   Lynchburg, VA 24504
==================================================================================================

(1) SJW Corp. has sole voting and investment power with respect to these shares. Director Weinhardt is chairman of the board and chief executive officer of SJW Corp. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.

(2) First Colony Life Insurance Company has sole voting and investment power with respect to these shares.



                        SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of shares of Group's equity securities by Messrs. Feeney, Ferraro and Taylor on January 1, 1998. For information on employee directors and total director beneficial ownership of Group shares, refer to the table entitled "Beneficial Ownership of Directors" on page 10.

=================================================================
       NAME(1)              SHARES OWNED       PERCENT OF CLASS(2)
------------------------------------------------------------------
Gerald F. Feeney               6,791(3)          Less than 1%
------------------------------------------------------------------
Francis S. Ferraro(*)            737(4)          Less than 1%
------------------------------------------------------------------
Raymond H. Taylor(*)           2,816(4)          Less than 1%
==================================================================



(1) Messrs. Feeney, Ferraro and Taylor have sole voting and investment power with respect to their shares (or share such powers with their spouses).

(2)     All are Common Stock.

(3)     Includes 3,865 shares held in the Employees Savings Plan.

(4)     All shares held in the Employees Savings Plan.

*Executive officers of California Water Service Company only.



                         CALIFORNIA WATER SERVICE GROUP

                                OTHER INFORMATION

ADJOURNMENT. Notice of the adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each shareholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing these proxy statements, the proxies and any additional materials which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $6,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 1997, all SEC filings of the officers, directors and 10-percent shareholders of the Group and its two subsidiaries complied with requirements for reporting stock ownership.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the shares represented by the proxies solicited by the Board will be voted with respect thereto in accordance with the discretion of the proxy holders insofar as such proxies are not limited to the contrary.



                         CALIFORNIA WATER SERVICE GROUP

                                     [MAP]



                         CALIFORNIA WATER SERVICE GROUP
                             1720 North First Street
                           San Jose, California 95112
                    (408) 367-8200 o http://www.calwater.com

                         CALIFORNIA WATER SERVICE GROUP

                             1720 North First Street
                           San Jose, California 95112
                    (408) 367-8200 o http://www.calwater.com


                                    [LOGOS]

                         CALIFORNIA WATER SERVICE GROUP
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of Group Common and Preferred Stock of the undersigned at the Annual Meeting of Shareholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 15, 1998 at 10:00 a.m., or at any adjournment thereof.

PLEASE DATE, SIGN AND MAIL AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side)
 x   Please mark votes as in this example.
---

If not otherwise directed, this proxy will be voted FOR the election of directors and FOR ratification of the appointment of KPMG Peat Marwick, LLP, as independent auditors. The Board of Directors recommends voting in favor of these matters.

1. ELECTION OF DIRECTORS

   NOMINEES: Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke,
             Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, C.H. Stump, George A. Vera and J.W. Weinhardt.


    FOR ALL NOMINEES                         WITHHELD FROM ALL NOMINEES
---                                      ---

    FOR ALL NOMINEES EXCEPT AS NOTED:
---

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK, LLP, as the
   independent auditors of the Group.        FOR       AGAINST      ABSTAIN
                                         ---       ---          ---

3. IN THEIR DISCRETION, OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Mark here for address change and note at left
                                              ---


NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

Signature                                       Date
          ----------------------------------         ----------------

Signature                                       Date
          ----------------------------------         ----------------